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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported)       JUNE 27, 2000
                                                 -----------------------------



                        FIRST COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


        NEVADA                       0-19297                    55-0694814
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State or other jurisdiction    (Commission File Number)      (IRS Employer of
       incorporation)                                       Identification No.)


             P.O. BOX 989, BLUEFIELD, VIRGINIA           24605-0989
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          (Address of principal executive offices)       (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (540) 326-9000
                                                   ---------------------------


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          (Former name or former address, if changed since last report)




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Item 5. Other Events

See press release attached to this report as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2000


                                   FIRST COMMUNITY BANCSHARES, INC.

                                   BY: /s/ John M. Mendez
                                      ---------------------------------------
                                       JOHN M. MENDEZ, PRESIDENT & CHIEF
                                       EXECUTIVE OFFICER



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                                  EXHIBIT INDEX

Exhibit No.                                                 Page No.

  99.1       Press Release                                     3



EXHIBIT 99.1

June 30, 2000